UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 West Riverside Avenue, Suite 400

Spokane, Washington 99201

(Address and telephone number of principal executive offices) (Zip Code)

(509) 467-6993

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On March 18, 2005, AmericanWest Bancorporation issued a press release announcing the appointment of Nicole Sherman as Executive Vice President/Director of Retail Banking. A copy of the press release is attached as exhibit 99.1

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated March 18, 2005, titled “AmericanWest Appoints New Executive Vice President of Retail Banking.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION,
a Washington Corporation

Dated: March 18, 2005	/s/ C. Tim Cassels
C. Tim Cassels,
Executive Vice President and Chief Financial Officer